Exhibit 10.19

Berkadia Loan No. 01-0085684 & 01-0086644
GUARANTY OF RECOURSE OBLIGATIONS
(MEZZANINE)
This GUARANTY OF RECOURSE OBLIGATIONS (MEZZANINE) (this “Guaranty”) is executed as of February 27, 2015, by AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, and AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation, WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership, and WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership (each of the foregoing, a “Guarantor”, and collectively, “Guarantors”), for the benefit of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-MZ MEZZANINE TRUST, COMMERCIAL MEZZANINE PASS-THROUGH CERTIFICATES, having an address at c/o Berkadia Commercial Mortgage LLC, 323 Norristown Road, Suite 300, Ambler, Pennsylvania 19002 (together with its successors and/or assigns, “Lender”).
WITNESSETH:
A.    Pursuant to a certain Assumption and Release Agreement (Mezzanine) dated as of the date hereof (the “Assumption Agreement”), Lender is prepared to consent to the assumption (the “Assumption”) of a loan by American Realty Capital Hospitality Portfolio I Mezz, LP, a Delaware limited partnership (“Borrower”) from WNT Mezz I, LLC, a Delaware limited liability company (the “Original Borrower”), in the original principal amount of $111,000,000.00, which loan is evidenced by that certain (i) Mezzanine Promissory Note A-1, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-1 Note”), from Original Borrower in the original principal amount of $66,600,000.00 (the “A-1 Loan”), and (ii) Mezzanine Promissory Note A-2, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-2 Note” and together with the A-1 Note, the “Note”), from Original Borrower in the original principal amount of $44,400,000.00 (the “A-2 Loan” and together with the A-1 Loan, the “Loan”), each in favor of German American Capital Corporation, a Maryland corporation (“Original Lender”). The Loan is evidenced by that certain Mezzanine Loan Agreement, dated as of April 11, 2014, as amended by that certain First Amendment to Mezzanine Loan Agreement, dated as of June 18, 2014 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and secured by that certain Pledge and Security Agreement (Mezzanine), dated as of April 11, 2014, from Original Borrower for the benefit of Original Lender (the “Original Pledge Agreement”), as replaced by that certain Pledge and Security Agreement (Mezzanine) of

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even date herewith from Borrower for the benefit of Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Pledge Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, as amended by the Assumption Agreement.
B.    Original Lender assigned, sold and transferred its interest in the Loan and the Loan Documents to Lender and Lender is the current holder of all of Original Lender’s interest in the Loan and Loan Documents.
C.    Lender is not willing to consent to the Assumption of the Loan by Borrower, or otherwise extend credit, to the Borrower unless Guarantors unconditionally guarantee the payment and performance to Lender of the Guaranteed Obligations (as herein defined).
D.    Guarantors are the owners of direct or indirect interests in the Borrower, and each Guarantor will directly benefit from Lender’s consent to the Assumption of the Loan by Borrower and the Loan.
NOW, THEREFORE, as an inducement to Lender to consent to the Assumption of the Loan by Borrower and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
ARTICLE 1
NATURE AND SCOPE OF GUARANTY
Section 1.1    Guaranty of Obligation.
(a)    Subject to Section 1.10 hereof, each Guarantor, from and after the date hereof, hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations (as defined below) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.
(b)    As used herein, the term “Guaranteed Obligations” means (i) Borrower’s Recourse Liabilities and (ii) from and after the date that any Springing Recourse Event occurs, payment of all of the Obligations.
(c)    Notwithstanding anything to the contrary in this Guaranty or in any of the other Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations or to require that all collateral shall continue to secure all of the Obligations owing to Lender in accordance with the Loan Documents.
Section 1.2    Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be

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revoked by any Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by any Guarantor and after (if such Guarantor is a natural person) such Guarantor’s death (in which event this Guaranty shall be binding upon such Guarantor’s estate and such Guarantor’s legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of any Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.
Section 1.3    Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantors to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower or any other party against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.
Section 1.4    Payment By Guarantors. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantors shall, immediately upon demand by Lender and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.
Section 1.5    No Duty To Pursue Others. It shall not be necessary for Lender (and each Guarantor hereby waives any rights which such Guarantor may have to require Lender), in order to enforce the obligations of Guarantors hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, including, without limitation, any general partner of any of the foregoing which is a partnership, (ii) enforce Lender’s rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender’s rights against any other guarantors of the Guaranteed Obligations, including, without limitation, any general partner of any of the foregoing which is a partnership, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations, including, to the extent California law is deemed to apply notwithstanding the choice of law set forth herein, any of the foregoing which may be available to Lender by virtue of California Civil Code Sections 2845, 2849, and 2850. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

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Section 1.6    Waivers. Each Guarantor acknowledges receipt of copies of the Loan Documents and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, any of the Pledge Agreement, the Loan Agreement, the Assumption Agreement or any other Loan Document, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of execution and delivery by Borrower of any promissory note or other document arising under the Loan Documents or in connection with any of the Properties, (v) the occurrence of (A) any breach by Borrower of any of the terms or conditions of the Loan Agreement or any of the other Loan Documents, or (B) an Event of Default, (vi) Lender’s transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) the sale or foreclosure (or the posting or advertising for the sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and/or the obligations hereby guaranteed.
Section 1.7    Payment of Expenses. In the event that any Guarantor shall breach or fail to timely perform any provisions of this Guaranty, Guarantors shall, immediately upon demand by Lender, pay Lender all reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Lender in the enforcement hereof or the preservation of Lender’s rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.
Section 1.8    Effect of Bankruptcy. In the event that pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder, Lender must rescind or restore any payment or any part thereof received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantors by Lender shall be without effect and this Guaranty shall remain (or shall be reinstated to be) in full force and effect. It is the intention of Borrower and Guarantors that Guarantors’ obligations hereunder shall not be discharged (other than as expressly set forth herein) except by Guarantors’ performance of such obligations and then only to the extent of such performance.
Section 1.9    Waiver and Postponement of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby unconditionally and irrevocably agrees to postpone the exercise of and, for so long as both any portion of the Debt shall be outstanding and a Direct Assumption shall not have been consummated in accordance with the Loan Agreement, does hereby irrevocably waive and defer any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantors’ rights to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable to Lender for the payment of any or all of the Guaranteed Obligations for any payment made by Guarantors under or in connection with this Guaranty or otherwise; provided that, for clarity, such postponement and waiver shall only be in effect for so long as any portion of the Debt shall be outstanding (or shall have been reinstated).

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Section 1.10    Limitations on Liability of Guarantors.
(a)    As used herein, a “Guarantor Affiliate” shall mean any Guarantor, and any Person that either (or both) (a) is in Control of, is Controlled by or is under common Control with (i) any Guarantor or (ii) any general partner or managing member of, or other Person or Persons Controlling, any Guarantor (each a “Clause (a) Person”), or (b) is either (1) a Person that owns directly or indirectly thirty-five percent (35%) or more of the direct or indirect equity interests in any Guarantor or any other Clause (a) Person, or (2) a Person with respect to which either (or a combination) of the Guarantors directly or indirectly owns thirty-five percent (35%) or more of the direct or indirect equity interests in such Person, or (3) a Person with respect to which any combination of Guarantors and Clause (a) Persons own, directly or indirectly, fifty-one percent (51%) or more of the direct or indirect voting equity interests in such Person, provided, however, that, notwithstanding the foregoing, (I) no Person shall be deemed to be a Guarantor Affiliate to the extent Controlled by a Controlling Mezzanine Lender in the exercise of its Direct Control Remedies or (y) in connection with or by virtue solely of any direct interest in Transferee Borrower or Indirect Transferee and (II) in no event shall either Goldman Sachs Mortgage Company or GS Commercial Real Estate LP be deemed a Guarantor Affiliate. Subject to clause (II) in the foregoing proviso, and without limiting the foregoing, if a direct or indirect interest in a Mezzanine Loan is held by a Guarantor Affiliate, the related Mezzanine Lender will be deemed a Guarantor Affiliate unless such Guarantor Affiliate is a Disabled Participant (as defined below) and one or more other holders of substantial interests in such Mezzanine Loan that are not Guarantor Affiliates control the administration of such Mezzanine Loan and the enforcement of the rights and remedies of such Mezzanine Lender. A Guarantor Affiliate is a “Disabled Participant” with respect to a Mezzanine Loan if it has no right to exercise any voting or other control rights with respect to such Mezzanine Loan (other than the right to approve amendments to the material economic terms of such Mezzanine Loan).
(b)    Notwithstanding anything to the contrary herein or in the other Loan Documents, in the event of:
(i)    any foreclosure upon a Mezzanine Loan Default by a Mezzanine Lender that is not a Guarantor Affiliate of the direct ownership interests in the Owner, the general partner of Owner or any Mezzanine Borrower or the general partner of Mezzanine Borrower pledged as collateral for a Mezzanine Loan pursuant to the Mezzanine Loan Documents, any transfer in lieu of foreclosure of the equity pledged as collateral for any Mezzanine Loan to, on behalf of, or for the benefit or account of any Mezzanine Lender that is not a Guarantor Affiliate (any such foreclosure or transfer-in-lieu thereof, a “Mezzanine Divestment”), with the result that neither of the Guarantors nor any other Guarantor Affiliate (excluding any Loan Party who as a result of such Mezzanine Divestment is no longer Controlled by either of the Guarantors or any other Guarantor Affiliate) shall have Control of, any one or more of the Owners (each such Owner, a “Divested Borrower”), or
(ii)    (A) any foreclosure (whether judicially or non judicially by private sale or trustee’s sale) of any Mortgage, (B) any transfer in lieu of foreclosure to, on behalf of or for the benefit or account of Mortgage Lender or (C) a receiver, trustee, liquidator, conservator or other

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Guaranty of Recourse Obligations (Mezzanine )
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third-party appointed by, on behalf of or for the benefit or account of Mortgage Lender taking control of any Individual Property (any such foreclosure, foreclosure sale, transfer in lieu of foreclosure or appointment, a “Mortgage Divestment”), with the result, in any such case, that neither of the Guarantors nor any other Guarantor Affiliate shall have the power to direct the management of, any one or more of the Properties thereby foreclosed, transferred or controlled (each such Property, a “Divested Property”), then, in such cases, Guarantors shall not have any liability under the Loan Documents for any Guaranteed Obligations arising from any circumstance, condition, action or event with respect to any such Divested Property or Divested Borrower first occurring after the date of the Mortgage Divestment or Mezzanine Divestment, as applicable, and not caused by the acts of either of the Guarantors or any other Guarantor Affiliate, or any Loan Party (excluding any Loan Party who as a result of a Mezzanine Divestment is no longer Controlled by either of the Guarantors or any other Guarantor Affiliate); provided that Guarantors shall remain liable hereunder for any Guaranteed Obligations to the extent arising from any action or event occurring with respect to any such Divested Property or Divested Borrower prior to the date of the Mortgage Divestment or Mezzanine Divestment, as applicable.
(c)    In the event that either a Permitted Direct Assumption or Permitted Indirect Assumption shall occur in accordance with Section 7.1 of the Loan Agreement and Lender receives in connection therewith a replacement guaranty and replacement environmental indemnity (collectively, the “Assumption Replacement Guaranty”) in satisfaction of the condition in Section 7.1(a)(xiii) or Section 7.1(b)(xi) of the Loan Agreement, as applicable, Lender shall execute and deliver a release of Guarantors from liability for any Guaranteed Obligations arising from any circumstance, condition, action or event first occurring after the effective date of such Assumption Replacement Guaranty (the “Assumption Release Date”) to the extent the same is not caused by either of the Guarantors or any Guarantor Affiliate (it being understood that circumstances, conditions, actions or events caused by or on behalf of any Transferee Borrower or Indirect Transferee shall be deemed to not have been caused by any Guarantor or any Guarantor Affiliate); provided, however, that Guarantors shall remain liable hereunder for any Guaranteed Obligations arising from any action or event occurring prior to the Assumption Release Date.
(d)    In the event that a Mezzanine Loan Default shall exist with respect to a Mezzanine Loan and the related Mezzanine Lender is not a Guarantor Affiliate and such related Mezzanine Lender, pursuant to the exercise of remedies under the Mezzanine Loan Documents, (i) exercises direct voting Control, by power of attorney or other exercise of voting power with respect to the ownership interests of the applicable Owner, any general partner of Owner or any Mezzanine Borrower or the general partner of Mezzanine Borrower pledged to such Mezzanine Lender as collateral for its Mezzanine Loan under the related Mezzanine Loan Documents, of such ownership interests in the applicable Owner, any general partner of Owner or any Mezzanine Borrower or the general partner of Mezzanine Borrower so pledged as collateral for such Mezzanine Loan, or (ii) appoints a receiver, trustee, liquidator, conservator or other third-party that is not a Guarantor Affiliate to take control of the equity pledged as collateral for such Mezzanine Loan (the “Direct Control Remedies”, and such Mezzanine Lender, or such receiver, trustee, liquidator, conservator or other third party appointed by such Mezzanine Lender, exercising such Direct Control Remedies,

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the “Controlling Mezzanine Lender”), Guarantors shall not have liability hereunder for the actions that such Controlling Mezzanine Lender, in the exercise of its Direct Control Remedies, causes any Owner, any general partner of Owner or any Mezzanine Borrower or the general partner of Mezzanine Borrower to take (“Mezzanine Lender Controlled Actions”) if such Mezzanine Lender Controlled Actions are taken without consent of or collusion with, either of the Guarantors or any Guarantor Affiliate.
(e)    Subject to the reinstatement of the Guarantors’ obligations hereunder pursuant to Section 6.14 hereof, this Guaranty shall terminate and be of no further force and effect upon the date of the payment in full of the Loan; provided, however, that the Guaranteed Obligations shall survive such termination with respect to any and all such Guaranteed Obligations accruing prior to or arising out of or related to any circumstances, conditions, actions or events occurring or arising prior to the date of such repayment and satisfaction, even to the extent the applicable liability, loss, cost or expense does not occur or the applicable circumstance, condition, action or event is not discovered until after such date.
ARTICLE 2
EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTORS’ OBLIGATIONS
Subject to Section 1.10 hereof, to the extent permitted by applicable law, each Guarantor hereby consents and agrees to each of the following and agrees that such Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following and waives any common law, equitable, statutory or other rights (including, without limitation, rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:
Section 2.1    Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Pledge Agreement, the Loan Agreement, the Assumption Agreement, the other Loan Documents or any other document, instrument, contract or understanding between Borrower and Lender or any other parties pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantors of any such action.
Section 2.2    Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.
Section 2.3    Condition of Borrower or Guarantors. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, any Guarantor or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or any Guarantor or, subject to Section 1.10(b) and (c) hereof, any sale, lease or transfer of any or all of the assets of Borrower or any Guarantor or, subject to Section 1.10(b) and (c) hereof, any changes in the direct or indirect shareholders, partners or members, as applicable, of Borrower or any Guarantor; or any reorganization of Borrower or any Guarantor.

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Guaranty of Recourse Obligations (Mezzanine )
Berkadia Loan No. 01-0085684 & 01-0086644
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Section 2.4    Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations or any document or agreement executed in connection with the Guaranteed Obligations for any reason whatsoever, including, without limitation, the fact that (i) the Guaranteed Obligations or any part thereof exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Pledge Agreement, the Loan Agreement, the Assumption Agreement or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Pledge Agreement, the Loan Agreement, the Assumption Agreement or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantors shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.
Section 2.5    Release of Obligors. Any full or partial release of the liability of Borrower for the Guaranteed Obligations or any part thereof, or of any co-guarantors, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support from any other Person, and no Guarantor has been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other Persons (including Borrower) will be liable to pay or perform the Guaranteed Obligations or that Lender will look to other Persons (including Borrower) to pay or perform the Guaranteed Obligations.
Section 2.6    Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.
Section 2.7    Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations, subject, however, to the terms of Section 1.10 hereof.
Section 2.8    Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security, including, but not limited to, any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations, or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor,

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or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.
Section 2.9    Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.
Section 2.10    Offset. Any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.
Section 2.11    Merger. The reorganization, merger or consolidation of any one or both of the Individual Owners or any Mezzanine Borrower into or with any other Person.
Section 2.12    Preference. Any payment by Borrower to Lender is held to constitute a preference under the Bankruptcy Code or for any reason Lender is required to refund such payment or pay such amount to Borrower or to any other Person.
Section 2.13    Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations or the security and collateral therefor, whether or not such action or omission prejudices Guarantors or increases the likelihood that Guarantors will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of Guarantors that such Guarantors shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
To induce Lender to enter into the Assumption Agreement and to consent to the Assumption of the Loan by Borrower, each Guarantor represents and warrants to Lender as follows:
Section 3.1    Benefit. Each Guarantor is the owner of a direct or indirect interest in Borrower and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.
Section 3.2    Familiarity and Reliance. Each Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment

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Guaranty of Recourse Obligations (Mezzanine )
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of the Note or Guaranteed Obligations; however, such Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.
Section 3.3    No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to any Guarantor in order to induce such Guarantor to execute this Guaranty.
Section 3.4    Each Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, each Guarantor (a) is and intends to remain solvent, (b) has and intends to have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and (c) has and intends to have property and assets sufficient to satisfy and repay its obligations and liabilities, including the Guaranteed Obligations.
Section 3.5    Legality. The execution, delivery and performance by each Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not and will not contravene or conflict with any law, statute or regulation whatsoever to which such Guarantor is subject, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, contract, agreement or other instrument to which such Guarantor is a party or which may be applicable to such Guarantor. This Guaranty is a legal and binding obligation of each Guarantor and is enforceable against such Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.
Section 3.6    No Plan Assets. No Guarantor sponsors, is obligated to contribute to, or is itself an “employee benefit plan,” as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of any Guarantor constitutes or will, during any period when the Loan remains outstanding, constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) no Guarantor is a “governmental plan” within the meaning of Section 3(32) of ERISA and (b) transactions by or with Guarantor are not subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans. As of the date hereof, none of the Guarantors, nor any member of a “controlled group of corporations” (within the meaning of Section 414 of the Code) maintains, sponsors or contributes to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a “multiemployer pension plan” (within the meaning of Section 3(37)(A) of ERISA).
Section 3.7    ERISA.    No Guarantor shall engage in any transaction, other than a transaction contemplated hereunder, which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, the Loan Agreement or the other Loan Documents) to be a non-exempt prohibited transaction under ERISA.
Section 3.8    Survival. All representations and warranties made by each Guarantor herein shall survive the execution hereof.
ARTICLE 4
SUBORDINATION OF CERTAIN INDEBTEDNESS

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Section 4.1    Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to any one or all of the Guarantors, whether such debts and liabilities now exist or are hereafter incurred or arise, and whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be, created, or the manner in which they have been, or may hereafter be, acquired by the applicable Guarantor or Guarantors. The Guarantor Claims shall include, without limitation, all rights and claims of any one or all of the Guarantors against Borrower (arising as a result of subrogation or otherwise) as a result of payment of all or a portion of the Guaranteed Obligations by any Guarantor or the Guarantors. So long as any portion of the Obligations or the Guaranteed Obligations remain outstanding, no Guarantor shall receive or collect, directly or indirectly, from Borrower or any other Person obligated to Lender any amount upon the Guarantor Claims.
Section 4.2    Claims in Bankruptcy. In the event of any receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceeding involving any Guarantor as a debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application against the Guaranteed Obligations, any dividend or payment which is otherwise payable to any Guarantor and which, as between Borrower and any one or both of the Guarantors, shall constitute a credit against the Guarantor Claims, then, upon payment to Lender in full of the Guaranteed Obligations or, if earlier, upon consummation of a Permitted Direct Assumption in accordance with Section 7.1 of the Loan Agreement, such Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.
Section 4.3    Payments Held in Trust. Notwithstanding anything to the contrary contained in this Guaranty, in the event that any Guarantor should receive any funds, payments, claims and/or distributions which are prohibited by this Guaranty, such Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims and/or distributions so received and not previously paid to Lender, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims and/or distributions so received except to pay such funds, payments, claims and/or distributions promptly to Lender, and such Guarantor covenants promptly to pay the same to Lender.
Section 4.4    Liens Subordinate. Each Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon the assets of Borrower securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of any Guarantor or

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Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, so long as both (a) any portion of the Debt shall be outstanding and (b) a Direct Assumption shall not have been consummated in accordance with the Loan Agreement, then no Guarantor shall (i) exercise or enforce any creditor’s rights it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or the joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on the assets of Borrower held by any Guarantor.
ARTICLE 5
COVENANTS
Section 5.1    Definitions. As used in this Article 5, the following terms shall have the respective meanings set forth below:
(a)    “GAAP” shall mean generally accepted accounting principles, consistently applied.
(b)    “Liquid Assets” shall mean any of the following, but only to the extent owned individually, free of all security interests, liens, pledges, charges or any other encumbrance: (a) cash (excluding proceeds of the Properties unless the same have been distributed by Borrower in accordance with the Loan Documents), (b) certificates of deposit (with a maturity of two years or less) issued by, or savings account with Approved Bank or other, any bank or other financial institution reasonably acceptable to Lender, (c) marketable securities listed on a national or international exchange reasonably acceptable to Lender (it being understood, without limitation of the foregoing, that the New York Stock Exchange and NASDAQ shall be deemed acceptable to Lender), marked to market, (d) U.S. Obligations or (e) aggregate availability under unencumbered, unfunded capital commitments that any Guarantor may unconditionally draw from any of its partners.
(c)    “Net Worth” shall mean, as of a given date, (i) a Person’s total assets as of such date (without regard to the Properties or any equity therein) less (ii) such Person’s total liabilities as of such date, determined in accordance with GAAP.
Section 5.2    Covenants. Until all of the Obligations and the Guaranteed Obligations have been paid in full or, if earlier, the occurrence of any of the events described in Section 1.10(b)-(e) that limits or releases Guarantors’ liability from and after any such events, (i) Guarantors shall maintain (x) an aggregate Net Worth of not less than $250,000,000 (the “Net Worth Threshold”) and (y) subject to paragraph (b) below, aggregate Liquid Assets of not less than $20,000,000 (the “Liquid Assets Threshold”).
Section 5.3    Prohibited Transactions. Each Guarantor shall not, at any time while a default in the payment of the Guaranteed Obligations has occurred and is continuing, either (i) enter into or effectuate any transaction with any Affiliate that would reduce the Net Worth of such Guarantor (including the payment of any dividend or distribution to a shareholder, or the redemption,

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retirement, purchase or other acquisition for consideration of any stock or other ownership interest in such Guarantor) or (ii) sell, pledge, mortgage or otherwise transfer to any Affiliate of Guarantor any of such Guarantor’s assets, or any interest therein.
Section 5.4    Financial Statements. Each Guarantor shall deliver to Lender:
(a)    within 120 days after the end of each fiscal year of such Guarantor, a complete copy of such Guarantor’s annual financial statements in the form delivered to such guarantor’s limited partners, together with a certificate of the general partner of such Guarantor certifying that such annual financial statements are true, correct, accurate and complete and fairly present the financial condition and results of the operations of such Guarantor;
(b)    within 90 days after the end of each fiscal quarter of such Guarantor, financial statements in the form delivered to such Guarantor’s limited partners, together with a certificate of the general partner of such Guarantor certifying that, to the best of signer’s knowledge, such quarterly financial statements fairly present the financial condition and results of the operations of such Guarantor in a manner consistent with GAAP (subject to year-end adjustments); and
(c)    20 days after request by Lender, such other financial information with respect to such Guarantor as Lender may reasonably request.
ARTICLE 6
MISCELLANEOUS
Section 6.1    Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor any consent to any departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.
Section 6.2    Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing and shall be sent by telefax (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 6.2. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

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If to Lender:
U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-MZ Mezzanine Trust, Commercial Mezzanine Pass-Through Certificates
c/o Berkadia Commercial Mortgage LLC
323 Norristown Road, Suite 300
Ambler, PA 19002
Attention: Client Relations Manager for
                   Loan Nos. 01-0085684 & 01-0086644
Facsimile No.: __________________________

with a copy to:	Dilworth Paxson LLP 1500 Market Street, 3500E Philadelphia, PA 19102 Attention: Ajay Raju, Esq. Facsimile No.: (215) 575-7200
with a copy to:	Goodwin Procter LLP 53 State Street Boston, MA 02109 Attn: Samuel L. Richardson, Esq. Facsimile No.: (617) 523-1231
If to Guarantors:
Whitehall Street Global Real Estate Limited Partnership 2007 and Whitehall Parallel Global Real Estate Limited Partnership 2007
c/o Goldman Sachs & Co.
200 West Street
New York, New York 10282
Facsimile No.: (972) 368-3699

American Realty Capital Hospitality Operating Partnership, L.P. and
American Realty Capital Hospitality Trust, Inc.
c/o American Realty Capital
405 Park Avenue
New York, New York 10022
Facsimile No.: (212) 421-5799

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Guaranty of Recourse Obligations (Mezzanine )
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with a copy to:
Whitehall Street Global Real Estate Limited Partnership 2007
c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282
Attention: Chief Financial Officer
Facsimile No.: (212) 357-5505

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: Anthony J. Colletta, Esq.
Facsimile No. (212) 291-9029

Goodwin Procter LLP
53 State Street
Boston, MA 02109
Attn: Samuel L. Richardson, Esq.
Facsimile No.: (617) 523-1231

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days’ written notice of such change to the other parties in accordance with the provisions of this Section 6.2. Notices shall be deemed to have been given on the date set forth above, even if there is an inability to actually deliver any Notice because of a changed address of which no Notice was given or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel. Additionally, Notice from Lender may also be given by Servicer.
Section 6.3    Governing Law; Jurisdiction; Service of Process. (1) THIS GUARANTY WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY EACH GUARANTOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION RELATED HERETO, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY AND/OR THE OTHER LOAN DOCUMENTS, AND THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

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Guaranty of Recourse Obligations (Mezzanine )
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STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(d)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY, AT LENDER’S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
EACH OF AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P. AND AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC. DOES HEREBY DESIGNATE AND APPOINT:
CORPORATION SERVICE COMPANY
1180 AVENUE OF THE AMERICAS, SUITE 210
NEW YORK, NY 10036-8401

AND EACH OF WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007 AND WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007 DOES HEREBY DESIGNATE AND APPOINT:
C T CORPORATION SYSTEM
111 EIGHTH AVENUE
NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND EACH GUARANTOR AGREES THAT SERVICE OF PROCESS UPON SUCH RESPECTIVE AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO SUCH GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW

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YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS AND WHICH SUBSTITUTE AGENT SHALL BE THE SAME AGENT DESIGNATED BY BORROWER UNDER THE LOAN AGREEMENT), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.
Section 6.4    Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.
Section 6.5    Amendments. This Guaranty may be amended only by an instrument in writing executed by the party(ies) against whom such amendment is sought to be enforced.
Section 6.6    Parties Bound; Assignment. This Guaranty shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives. Lender shall have the right to assign or transfer its rights under this Guaranty in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Guaranty. Subject to Article VII of the Loan Agreement, no Guarantor shall have the right to assign or transfer its rights or obligations under this Guaranty without the prior written consent of Lender, and any attempted assignment without such consent shall be null and void.
Section 6.7    Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.
Section 6.8    Recitals. The recitals and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.
Section 6.9    Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect

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of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
Section 6.10    Rights and Remedies. If any Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.
Section 6.11    Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTORS AND LENDER WITH RESPECT TO GUARANTORS’ GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTORS AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTORS AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTORS AND LENDER.
Section 6.12    Waiver of Right To Trial By Jury. EACH GUARANTOR AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE PLEDGE AGREEMENT, THE LOAN AGREEMENT, THE ASSUMPTION AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH GUARANTOR AND LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTIES.
Section 6.13    Cooperation. Each Guarantor acknowledges that Lender and its successors and assigns may (i) sell this Guaranty, the Note and the other Loan Documents to one or more investors as a whole loan, (ii) participate the Loan secured by this Guaranty to one or more investors, (iii) deposit this Guaranty, the Note and the other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise

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Guaranty of Recourse Obligations (Mezzanine )
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sell the Loan or one or more interests therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as “Secondary Market Transaction”). Subject to the terms, conditions and limitations set forth in the Loan Agreement, each Guarantor shall at no cost to any Guarantor, cooperate with Lender in effecting any such Secondary Market Transaction, shall cooperate to implement all requirements imposed by any of the Rating Agencies involved in any Secondary Market Transaction and shall provide (or cause Borrower to provide) such information and materials as may be required or necessary pursuant to Article 9 of the Loan Agreement (on and subject to the same terms and conditions of such Article 9.
Section 6.14    Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Note or any other amount payable by Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.
Section 6.15    Exculpation of Certain Persons. Notwithstanding anything to the contrary contained in this Guaranty or any other Loan Document, no direct or indirect shareholder, partner, member, principal, Affiliate (other than Borrower), employee, officer, trustee, director, agent or other representative of a Guarantor and/or of any of its Affiliates (each, a “Related Party”) shall have any personal liability for, nor be joined as party to, any action with respect to payment, performance or discharge of any covenants, obligations, or undertakings of any Guarantor under this Guaranty, and by acceptance hereof, Lender for itself and its successors and assigns irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any Related Party under or by reason of or in connection with this Guaranty; except that any Related Party that is a party to any Loan Document or any other separate written guaranty, indemnity or other agreement given by such Related Party in connection with the Loan shall remain fully liable therefor and the foregoing provisions shall not operate to limit or impair the liabilities and obligations of such Related Parties or the rights and remedies of the Lender thereunder.
Section 6.16    Gender; Number; General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, (a) words used in this Guaranty may be used interchangeably in the singular or plural form, (b) any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, (c) the word “Borrower” shall mean “Borrower and any subsequent owner or owners of the Collateral or any part thereof or interest therein”, (d) the word “Lender” shall mean “Lender and any subsequent holder of the Note”, (e) the word “Note” shall mean “the Note and any other evidence of indebtedness secured by the Loan Agreement”, (f) the word “Collateral” shall include any portion of the collateral pledged for the Loan and any interest therein, and (g) the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Lender in protecting its interest in the Collateral and/or in enforcing its rights hereunder.
Section 6.17    Joint and Several. The obligations of each Guarantor hereunder are joint and several.

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Section 6.18    Certain California State Specific Provisions.
(a)    To the extent California law applies, nothing herein shall be deemed to limit the right of Lender to recover in accordance with California Code of Civil Procedure Section 736 (as such Section may be amended from time to time), any costs, expenses, liabilities or damages, including reasonable attorneys’ fees and costs, incurred by Lender and arising from any covenant, obligation, liability, representation or warranty contained in any indemnity agreement given to Lender, or any order, consent decree or settlement relating to the cleanup of Hazardous Substances (as defined in the Environmental Indemnity) or any other “environmental provision” (as defined in such Section 736) relating to the Collateral or any portion thereof or the right of Lender to waive, in accordance with the California Code of Civil Procedure Section 726.5 (as such Section may be amended from time to time), the security of the Pledge Agreement as to any Collateral that is “environmentally impaired” or is an “affected parcel” (as such terms are defined in such Section 726.5), and as to any personal property attached to such parcel, and thereafter to exercise against Borrower, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including reduction of Lender’s claim against Borrower to judgment, and any other rights and remedies permitted by law.
(b)    To the extent California law applies, in addition to and not in lieu of any other provisions of this Guaranty, each Guarantor represents, warrants and covenants as follows:
(i)    The obligations of each Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of any of the Loan Documents, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Each Guarantor hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so such Guarantor shall be liable even if Borrower had no liability at the time of execution of the Loan Documents, or thereafter ceases to be liable. Each Guarantor hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so such Guarantor’s liability may be larger in amount and more burdensome than that of Borrower. Each Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that such Guarantor’s obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Each Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder.
(ii)    In accordance with Section 2856 of the California Civil Code, each Guarantor hereby waives all rights and defenses arising out of an election of remedies by Lender even though that election of remedies has destroyed or otherwise impaired such Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Each Guarantor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of each Guarantor that the

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obligations under this Guaranty shall be absolute, independent and unconditional under any and all circumstances. Specifically, and without in any way limiting the foregoing, each Guarantor hereby waives any rights of subrogation, indemnification, contribution or reimbursement arising under Sections 2846, 2847, 2848 and 2849 of the California Civil Code or any other right of recourse to or with respect to Borrower (unless a Permitted Direct Assumption shall have occurred in accordance with the Loan Agreement), any general partner, member or other constituent of Borrower (unless a Permitted Direct Assumption shall have occurred in accordance with the Loan Agreement), any other person obligated to Lender with respect to the matters set forth herein, or the assets or property of any of the foregoing (unless a Permitted Direct Assumption shall have occurred in accordance with the Loan Agreement) or to any collateral for the Loan until the Obligations have been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all its right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the Obligations could be deemed a preference under the United States Bankruptcy Code. In connection with the foregoing, subject to the foregoing limitations, each Guarantor expressly waives any and all rights of subrogation against each Borrower, and each Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. Each Guarantor recognizes that, pursuant to Section 580d of the California Code of Civil Procedure, Lender’s realization through nonjudicial foreclosure upon any real property constituting security for Borrower’s obligations under the Loan Documents could terminate any right of Lender to recover a deficiency judgment against Borrower, thereby terminating subrogation rights which such parties otherwise might have against Borrower. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Guaranty against such parties. Each Guarantor hereby unconditionally and irrevocably waives any such defense.
(iii)    In addition to and without in any way limiting the foregoing, each Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to any Guarantor to all the indebtedness of Borrower to Lender and agrees with Lender that until either (x) a Permitted Direct Assumption has been consummated in accordance with the Loan Agreement) or (y) the Obligations have been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all its right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the Obligations could be deemed a preference under the United States Bankruptcy Code, no Guarantor shall demand or accept any payment of principal or interest from Borrower, claim any offset or other reduction of any Guarantor’s obligations hereunder because of any such indebtedness and shall not (even following a Permitted Direct Assumption) take any action to obtain any of the collateral for the Loan. If any amount shall nevertheless be paid to a Guarantor by Borrower or another guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. Further, no Guarantor shall have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Guaranty or under the provisions of any of the Loan Documents. Without limiting the generality of the foregoing, each Guarantor hereby waives, to the

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Guaranty of Recourse Obligations (Mezzanine )
Berkadia Loan No. 01-0085684 & 01-0086644
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fullest extent permitted by law, diligence in collecting the Obligations, presentment, demand for payment, protest, all notices with respect to the Note, this Guaranty, or any other Loan Document which may be required by statute, rule of law or otherwise to preserve Lender’s rights against such Guarantor under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness.
(iv)    Without limiting the foregoing, but subject to the same limitations set forth above, each Guarantor waives (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to any Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive, including any and all rights or defenses such Guarantor may have by reason of protection afforded to Borrower with respect to any of the obligations of any Guarantor under this Guaranty by reason of a nonjudicial foreclosure or pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower’s Obligations. Without limiting the generality of the foregoing, each Guarantor hereby expressly waives any and all benefits under (i) California Code of Civil Procedure Section 580a (which Section, if such Guarantor had not given this waiver, would otherwise limit such Guarantor’s liability after a nonjudicial foreclosure sale to the difference between the obligations of such Guarantor under this Guaranty and the fair market value of the property or interests sold at such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure Sections 580b and 580d (which Sections, if such Guarantor had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and (iii) California Code of Civil Procedure Section 726 (which Section, if such Guarantor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of the Pledge or any mortgage, deed of trust or other security instrument that may now or hereafter be executed by Borrower for the benefit of Lender, each Guarantor shall remain bound under this Guaranty (other than as set forth in Section 1.10).
(v)    Likewise, each Guarantor waives (i) any and all rights and defenses available to any Guarantor under California Civil Code Sections 2899 and 3433; (ii) any rights or defenses any Guarantor may have with respect to its obligations as a guarantor by reason of any election of remedies by Lender; and (iii) all rights and defenses that any Guarantor may have because Borrower’s debt is secured by any real property. This means, among other things, that Lender may collect from Guarantors without first foreclosing on any real or personal property collateral pledged by Borrower or Owner, and that if Lender forecloses on any real property collateral pledged by Borrower (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantors even if Lender, by foreclosing on the real property collateral, has destroyed any rights Guarantors may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because Borrower’s debt is secured by any real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

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Guaranty of Recourse Obligations (Mezzanine )
Berkadia Loan No. 01-0085684 & 01-0086644
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The provisions of this Section 6.18 shall survive any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law, except the final and indefeasible payment in full of the Guaranteed Obligations.
[NO FURTHER TEXT ON THIS PAGE.]

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Guaranty of Recourse Obligations (Mezzanine )
Berkadia Loan No. 01-0085684 & 01-0086644
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IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the day and year first above written.
GUARANTORS:

AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By: /s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title:    CEO and President

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation

By: /s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title:    CEO and President

[SIGNATURES CONTINUE ON NEXT PAGE]

Guaranty of Recourse Obligations (Mezzanine )
Berkadia Loan No. 01-0085684 & 01-0086644

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company
Its: General Partner

By: /s/ Peter Weidman
Name: Peter Weidman
Title: Vice President

WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited liability partnership

By:	WH Parallel Advisors, L.L.C. 2007, a Delaware limited liability company
Its: General Partner

By: /s/ Peter Weidman
Name: Peter Weidman
Title: Vice President

Guaranty of Recourse Obligations (Mezzanine )
Berkadia Loan No. 01-0085684 & 01-0086644